UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2009

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02292	06-1344888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Wall Street
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 525-3000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 26, 2009, NYFIX, Inc., a Delaware corporation (“NYFIX” or the “Company”), NYSE EURONEXT, a Delaware corporation (the “Buyer”) and NYSE Technologies, Inc., an indirect wholly owned subsidiary of Buyer, entered into an Agreement and Plan of Merger, dated August 26, 2009, by and among such parties (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, the total value of the all cash deal is approximately $144 million, including preferred stock consideration and provides for $1.675 per share of common stock.  The NYSE Euronext, NYSE Technologies and NYFIX Boards of Directors have approved the acquisition, which is subject to approval by NYFIX shareholders and customary regulatory approvals.  The transaction is expected to close in the fourth quarter of 2009.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference in its entirety.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company’s 2009 Annual Incentive Plan (the “Plan”) provides that, in the event of a change in control, in lieu of an annual incentive bonus, certain senior executives and other employees will be paid a bonus equal to their target bonus adjusted by a factor based on the Company's sale price and/or operating performance to date.

On August 26, 2009, the Company’s Compensation Committee approved final change of control bonuses for the Company’s "named executive officers" (within the meaning of SEC rules) eligible to receive such bonuses under the Plan, based on the Company’s proposed sale price of $1.675 per common share and other factors, as follows:

•
Mr. Howard Edelstein, Chief Executive Officer and President, who had been eligible to receive a maximum change in control bonus equal to $990,000, was awarded a total of $595,000 contingent upon the closing of the NYSE Euronext acquisition.

•
Mr. Steven Vigliotti, Chief Financial Officer, who had been eligible to receive a maximum change in control bonus equal to $600,000, was awarded a total of $400,000 contingent upon the closing of the NYSE Euronext acquisition.

•
Mr. Don Henderson, Chief Technology Officer, who had been eligible to receive a maximum change in control bonus equal to $525,000, was awarded a total of $275,000 contingent upon the closing of the NYSE Euronext acquisition.

•
Mr. Robert Moitoso, Head of Global FIX Services, who had been eligible to receive a maximum change in control bonus equal to $337,500, was awarded a total of $225,000 contingent upon the closing of the NYSE Euronext acquisition.

Item 8.01.Other Events.

On August 27, 2009, NYFIX and Buyer issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger dated August 26, 2009 by and among NYSE Technologies, Inc. and CBR Acquisition Corp. and NYFIX, Inc.

99.1	Shareholder Communication Script dated August 27, 2009

99.2	Joint Press Release dated August 27, 2009

*****

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

NYFIX plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction.  The Proxy Statement will contain important information about NYSE Euronext, NYFIX, the transaction and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by NYFIX through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from NYFIX by contacting the proxy solicitor that will be named in the Proxy Statement.

NYFIX and NYSE Euronext, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.  Information regarding NYFIX’s directors and executive officers is contained in NYFIX’s Form 10-K for the year ended December 31, 2008 and its proxy statement dated April 28, 2009, which are filed with the SEC.  As of August 26, 2009, NYFIX’s directors and executive officers beneficially directly owned approximately 3,209,364 shares, or 7.62% of NYFIX’s common stock.  Information regarding NYSE Euronext’s directors and officers and a more complete description of the interests of NYFIX’s directors and officers will be available in the Proxy Statement.

Caution Regarding Forward Looking Statements

This press release may contain forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYFIX, Inc.'s plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on NYFIX, Inc.’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYFIX, Inc.’s results or future events to differ materially from current expectations include, but are not limited to: the impact of current market conditions on the financial stability of our clients including consolidations and closures; the condition of the securities markets and the general economy; the impact of regulation and regulatory actions; the effects of current, pending and future legislation; actions and initiatives by both current and future competitors; the possibility that the Company may record a significant impairment charge because the Company is not profitable; the ability to keep up with rapid technological change  the ability of the Company to achieve and maintain effective internal control over financial reporting in accordance with SEC rules promulgated under Section 404 of the Sarbanes-Oxley Act; the impact of accounting for stock-based compensation and ongoing regulatory investigations, including the possibility of new and significant information subsequently arising which could lead to different determinations and require different accounting treatment; our ability to accommodate increased levels of trading activity and keep current with market data requirements; and other factors detailed in NYFIX, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other periodic reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change. The inclusion of forward-looking statements herein should not be regarded as a representation by NYFIX, Inc. that the forward-looking statements will prove to be correct. In addition, the forward-looking statements included in this press release represent the Company’s views as of August 27, 2009. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Annemarie Tierney
	Name:	Annemarie Tierney
	Title:	General Counsel and Corporate Secretary
Dated: August 27, 2009